UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  BlackRock Real Investment Fund
               Master Real Investment Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 11/30/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Real Investment Fund


ANNUAL REPORT    NOVEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Real Investment Fund
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Real Investment Fund


Proxy Results


During the six-month period ended November 30, 2006, BlackRock Real Investment Fund's shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      4,416,374         136,580          108,584

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                      4,388,587         159,208          113,743



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Real Investment Fund, (the "Fund") and for Master Real Investment Trust (the "Trust").

E&Y's reports on the financial statements of the Fund and Trust for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's and Trust's Board of Trustees approved the engagement of Deloitte & Touche LLP as the Fund's and Trust's Independent Registered Public Accounting Firm for the fiscal year ended November 30, 2006.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:


Total Returns as of November 30, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +11.33%        +14.23%
Small cap U.S. equities (Russell 2000 Index)                            + 9.72         +17.43
International equities (MSCI Europe, Australasia, Far East Index)       +11.19         +28.20
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.93         + 5.94
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.53         + 6.12
High yield bonds (Credit Suisse High Yield Index)                       + 6.28         +11.53


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


A Discussion With Your Fund's Portfolio Managers


Fund performance during the period reflected a marked decline in commodity prices, particularly oil and natural gas prices, in the latter half of the fiscal year.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, floating rate debt securities of any maturity.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2006, BlackRock Real Investment Fund's Institutional, Investor A, Investor B and Investor C Shares had total net returns of -6.52%, -6.77%, -7.46% and -7.50%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Goldman Sachs Commodity Total Return Index returned -5.97%. Importantly, the Index is used to illustrate the performance of the overall commodities markets, but is not necessarily a comparable measure of the Fund's results. The Fund is designed to tap into the performance of the commodities markets and will generally track the markets' trends. However, it is a fixed income investment and must fund the cost of gaining that commodity exposure through the creation of commodity-linked notes. This inherent cost will necessarily impact the Fund's results relative to the Index.

Falling energy and commodity prices in the latter half of the fiscal year, particularly in the final four months, contributed to the negative absolute performance of the benchmark and the Fund. The decline was led by oil, with the price per barrel reaching a record high near $78 per barrel in July before falling to roughly $62 per barrel by the end of the period. Natural gas prices also fell precipitously from a high of $48.21 per British thermal unit on July 31 to about $4.20 per British thermal unit by the end of September. After climbing for several months, the decline in energy prices could be attributed to an uneventful hurricane season, a slowing U.S. economy and concerns about moderate winter temperatures.

Meanwhile, movements in the metals markets were more muted. Prices rose precipitously in the first half of the fiscal year and leveled off somewhat in the second half. The price of silver moved from more than $12 per ounce six months ago to almost $14 per ounce at period-end, and gold from $645 per ounce to $648 per ounce. Copper prices fell from roughly $7,900 per ton six months ago to $7,030 per ton at period-end. The moderation in metals prices in the latter half of the fiscal year can be attributed to a cyclical slowdown in economic growth and a recent stabilization in inflation data.

Because we use credit-sensitive debt securities to provide yield enhancement for the portfolio, Fund returns also are influenced by the performance of the credit markets. During the 12-month reporting period, the spread tightening phenomenon that had contributed to strong performance in the credit markets for some time began to moderate, leading us to favor higher-grade credit product for yield enhancement, as we felt high-quality securities would be somewhat less susceptible to any spread widening that might occur. Specifically, we focused primarily on asset-back securities, which included a significant position in home equity product. These generated excess return above our target, the London InterBank Offered Rate (LIBOR), thereby contributing to Fund performance for the period.


What changes were made to the portfolio during the period?

Our overall strategy remained the same throughout the period. We sought to maintain 33% of total investments in leveraged commodity-linked notes, providing 100% commodity exposure to shareholders. The remaining 67% was invested in our enhanced cash strategy designed to outpace LIBOR.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Early in the period, our commodity-linked notes issued by JP Morgan matured from the portfolio, bringing our total exposure to the Goldman Sachs Commodity Total Return Index from 100% to 85%. This reduced the beta of the portfolio given our lower exposure to the commodities markets. In June, we reinvested the proceeds from these maturing securities into the notes of a new issuer and effectively returned the portfolio's exposure to the Index to 100%.

We continued to fund the cost of acquiring the commodity-linked exposure with income generated from low-duration fixed income investments, such as agency debt, structured finance securities and other corporate and mortgage products. With spreads at tight levels in nearly every market, it was increasingly difficult to uncover value in credit product. One area that we found to offer significant yield pick-up relative to the consumer sectors, particularly autos and credit cards, was home equity product. As such, we focused our investment in this area of the fixed income market.


How would you characterize the portfolio's position at the close of the period?

At period-end, the portfolio's fixed income exposure stood at approximately 66% of overall assets, broken down as follows: 16% in adjustable rate mortgages; 17% in asset-backed securities, including floating rate home equity loans; 20% in collateralized mortgage obligations; 6% in Fannie Mae commercial mortgage product; 4% in 30-year generic pass-throughs; 2% in Treasury Inflation Linked Securities; and 1% in various debt securities. The Fund ended the period with a credit profile of AAA.

Despite a decline in energy and commodity prices in recent months, we continue to believe that commodities will be long-term benefactors of global economic expansion. Although growth in the United States may be moderating, many global economies - particularly developing economies - continue to experience robust rates of expansion. Commodities will continue to be necessary to support these developing nations' infrastructure and development needs. In addition, commodities tend to perform opposite of traditional asset classes. Thus, the Fund offers an opportunity to diversify a traditional portfolio of stocks and bonds, thereby helping investors to prepare for a wider range of market and economic conditions. Given its unique structure, the Fund also offers shareholders access to securities that are not available to individual investors on the open market.


Stuart Spodek
Co-Portfolio Manager


Brian Weinstein
Co-Portfolio Manager


December 14, 2006


Effective October 2, 2006, Stuart Spodek and Brian Weinstein are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.
Mr. Spodek is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the firm's Investment Strategy Group. He joined BlackRock in 1993 as an analyst in the Portfolio Management Group and subsequently was promoted to portfolio manager. Mr. Weinstein is a Vice President of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group and moved to his current role in the Portfolio Management Group in 2002.


Effective October 2, 2006, The Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results
                                                        6-Month           12-Month       Since Inception
As of November 30, 2006                               Total Return      Total Return       Total Return
Institutional Shares*                                    -12.32%           -6.52%             +16.59%
Investor A Shares*                                       -12.43            -6.77              +15.84
Investor B Shares*                                       -12.72            -7.46              +13.97
Investor C Shares*                                       -12.74            -7.50              +13.97
Goldman Sachs Commodity Total Return Index**             -12.15            -5.97              +24.15

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/26/04.

** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.
   Since inception total returns are from 3/26/04.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++ compared to a similar investment in Goldman Sachs Commodity Total Return Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

3/26/2004                                      $10,000.00
November 2004                                  $11,580.00
November 2005                                  $12,472.00
November 2006                                  $11,659.00


Investor A Shares*++

Date                                             Value

3/26/2004                                      $ 9,475.00
November 2004                                  $10,963.00
November 2005                                  $11,773.00
November 2006                                  $10,976.00


Investor B Shares*++

Date                                             Value

3/26/2004                                      $10,000.00
November 2004                                  $11,550.00
November 2005                                  $12,315.00
November 2006                                  $11,056.00


Investor C Shares*++

Date                                             Value

3/26/2004                                      $10,000.00
November 2004                                  $11,550.00
November 2005                                  $12,320.00
November 2006                                  $11,397.00


Goldman Sachs Commodity Total Return Index++++

Date                                             Value

3/26/2004                                      $ 9,999.00
November 2004                                  $12,017.00
November 2005                                  $13,202.00
November 2006                                  $12,415.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ The Fund invests all of its assets in Master Real Investment Trust. The
      Trust invests primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations.

 ++++ This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 11/30/06                                      -6.52%
Inception (3/26/04)
through 11/30/06                                             +5.89



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 11/30/06                    -6.77%           -11.67%
Inception (3/26/04)
through 11/30/06                           +5.63            + 3.53



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 11/30/06                    -7.46%           -11.03%
Inception (3/26/04)
through 11/30/06                           +5.00            + 3.81



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 11/30/06                    -7.50%           - 8.29%
Inception (3/26/04)
through 11/30/06                           +5.00            + 5.00


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2006 and held through November 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     June 1, 2006 to
                                                               June 1,         November 30,        November 30,
                                                                 2006               2006               2006

Actual
Institutional                                                   $1,000           $  876.80            $ 6.21
Investor A                                                      $1,000           $  875.70            $ 7.38
Investor B                                                      $1,000           $  872.80            $10.99
Investor C                                                      $1,000           $  872.60            $10.98

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.48            $ 6.68
Investor A                                                      $1,000           $1,017.23            $ 7.94
Investor B                                                      $1,000           $1,013.37            $11.81
Investor C                                                      $1,000           $1,013.37            $11.81

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.32% for Institutional, 1.57% for Investor A, 2.34% for Investor B and 2.34% for Investor C),
   multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statement of Assets and Liabilities                                                                BlackRock Real Investment Fund

As of November 30, 2006
Assets

       Investment in Master Real Investment Trust (the "Trust"), at value
       (identified cost--$78,310,574)                                                                             $    76,646,059
       Prepaid expenses                                                                                                     2,588
                                                                                                                  ---------------
       Total assets                                                                                                    76,648,647
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $        39,664
           Other affiliates                                                                             21,770
           Administrator                                                                                12,436             73,870
                                                                                               ---------------
       Accrued expenses                                                                                                    22,233
                                                                                                                  ---------------
       Total liabilities                                                                                                   96,103
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    76,552,544
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of beneficial interest, $.01 par value, unlimited number
       of shares authorized                                                                                       $        17,997
       Investor A Shares of beneficial interest, $.01 par value, unlimited number
       of shares authorized                                                                                                13,275
       Investor B Shares of beneficial interest, $.01 par value, unlimited number
       of shares authorized                                                                                                 8,894
       Investor C Shares of beneficial interest, $.01 par value, unlimited number
       of shares authorized                                                                                                38,284
       Paid-in capital in excess of par                                                                                84,229,391
       Undistributed investment income--net                                                    $     3,236,898
       Accumulated capital losses allocated from the Trust--net                                    (9,327,680)
       Unrealized depreciation allocated from the Trust--net                                       (1,664,515)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (7,755,297)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    76,552,544
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $17,665,665 and 1,799,744 shares of
       beneficial interest outstanding                                                                            $          9.82
                                                                                                                  ===============
       Investor A--Based on net assets of $12,994,840 and 1,327,504 shares of
       beneficial interest outstanding                                                                            $          9.79
                                                                                                                  ===============
       Investor B--Based on net assets of $8,659,737 and 889,425 shares of
       beneficial interest outstanding                                                                            $          9.74
                                                                                                                  ===============
       Investor C--Based on net assets of $37,232,302 and 3,828,420 shares of
       beneficial interest outstanding                                                                            $          9.73
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statement of Operations                                                                            BlackRock Real Investment Fund

For the Year Ended November 30, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $     3,823,600
           Expenses                                                                                                     (638,492)
                                                                                                                  ---------------
       Total income                                                                                                     3,185,108
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       553,670
       Service and distribution fees--Investor C                                                       453,248
       Administration fees                                                                             156,721
       Service and distribution fees--Investor B                                                       110,570
       Transfer agent fees--Investor C                                                                  68,592
       Registration fees                                                                                61,392
       Printing and shareholder reports                                                                 50,264
       Professional fees                                                                                44,974
       Service fees--Investor A                                                                         34,905
       Transfer agent fees--Institutional                                                               27,450
       Transfer agent fees--Investor A                                                                  18,041
       Transfer agent fees--Investor B                                                                  16,687
       Other                                                                                            24,565
                                                                                               ---------------
       Total expenses before waiver                                                                  1,621,079
       Waiver of expenses                                                                            (440,159)
                                                                                               ---------------
       Total expenses after waiver                                                                                      1,180,920
                                                                                                                  ---------------
       Investment income--net                                                                                           2,004,188
                                                                                                                  ---------------

Realized & Unrealized Loss Allocated from the Trust--Net

       Realized loss on investments, financial futures contracts, swaps and
       options written--net                                                                        (7,484,576)
       Change in unrealized appreciation/depreciation on investments,
       financial futures contracts, swaps and options written--net                                 (1,542,807)
                                                                                               ---------------
       Total realized and unrealized loss--net                                                                        (9,027,383)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (7,023,195)
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statements of Changes in Net Assets                                                                BlackRock Real Investment Fund
                                                                                                       For the Year Ended
                                                                                                          November 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $     2,004,188    $       899,146
       Realized gain (loss)--net                                                                   (7,484,576)         12,008,250
       Change in unrealized appreciation/depreciation--net                                         (1,542,807)        (7,658,589)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                             (7,023,195)          5,248,807
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                           (3,384,545)           (96,002)
           Investor A                                                                              (1,944,127)           (62,433)
           Investor B                                                                              (1,680,740)           (21,074)
           Investor C                                                                              (6,489,922)           (82,000)
       Realized gain--net:
           Institutional                                                                              (14,322)                 --
           Investor A                                                                                  (8,348)                 --
           Investor B                                                                                  (7,565)                 --
           Investor C                                                                                 (29,112)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (13,558,681)          (261,509)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net increase in net assets derived from beneficial interest transactions                      6,640,243         15,930,594
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (13,941,633)         20,917,892
       Beginning of year                                                                            90,494,177         69,576,285
                                                                                               ---------------    ---------------
       End of year*                                                                            $    76,552,544    $    90,494,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,236,898    $    13,486,577
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Financial Highlights                                                                               BlackRock Real Investment Fund
                                                             Institutional                                Investor A

                                                                             For the                                  For the
                                                                              Period                                   Period
                                                         For the            March 26,                For the         March 26,
The following per share data and ratios                 Year Ended          2004++ to               Year Ended       2004++ to
have been derived from information                     November 30,        November 30,            November 30,     November 30,
provided in the financial statements.                2006         2005         2004             2006         2005       2004
Per Share Operating Performance

Net asset value, beginning of period              $    12.38   $    11.58   $    10.00       $    12.35   $    11.57   $    10.00
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Investment income--net                               .31++++          .22          .02          .28++++          .18          .01
Realized and unrealized gain (loss)--net               (.97)          .66         1.56            (.97)          .67         1.56
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Total from investment operations                       (.66)          .88         1.58            (.69)          .85         1.57
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Less dividends and distributions from:
   Investment income--net                             (1.89)        (.08)           --           (1.86)        (.07)           --
   Realized gain--net                                  (.01)           --           --            (.01)           --           --
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Total dividends and distributions                     (1.90)        (.08)           --           (1.87)        (.07)           --
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Net asset value, end of period                    $     9.82   $    12.38   $    11.58       $     9.79   $    12.35   $    11.57
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                   (6.52%)        7.70%    15.80%+++          (6.77%)        7.39%    15.70%+++
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Ratios to Average Net Assets***

Expenses, net of waiver and reimbursement              1.32%        1.32%       1.27%*            1.57%        1.57%       1.42%*
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Expenses                                               1.80%        2.12%       2.36%*            2.04%        2.37%       2.61%*
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Investment income--net                                 2.86%        1.79%        .35%*            2.62%        1.51%        .19%*
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Supplemental Data

Net assets, end of period (in thousands)          $   17,666   $   21,808   $   13,643       $   12,995   $   12,860   $   10,867
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Portfolio turnover of the Trust                       66.90%       50.00%       19.40%           66.90%       50.00%       19.40%
                                                  ==========   ==========   ==========       ==========   ==========   ==========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

     ++ Commencement of operations.

   ++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Financial Highlights (concluded)                                                                   BlackRock Real Investment Fund
                                                               Investor B                                 Investor C

                                                                             For the                                  For the
                                                                              Period                                   Period
                                                         For the            March 26,                For the         March 26,
The following per share data and ratios                 Year Ended          2004++ to               Year Ended       2004++ to
have been derived from information                     November 30,        November 30,            November 30,     November 30,
provided in the financial statements.                2006         2005         2004             2006         2005       2004
Per Share Operating Performance

Net asset value, beginning of period              $    12.29   $    11.55   $    10.00       $    12.29   $    11.55   $    10.00
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Investment income (loss)--net                      .20++++++          .09       --++++        .20++++++          .09       --++++
Realized and unrealized gain (loss)--net               (.96)          .67         1.55            (.97)          .68         1.55
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Total from investment operations                       (.76)          .76         1.55            (.77)          .77         1.55
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Less dividends and distributions from:
   Investment income--net                             (1.78)        (.02)           --           (1.78)        (.03)           --
   Realized gain--net                                  (.01)           --           --            (.01)           --           --
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Total dividends and distributions                     (1.79)        (.02)           --           (1.79)        (.03)           --
                                                  ----------   ----------   ----------       ----------   ----------   ----------
Net asset value, end of period                    $     9.74   $    12.29   $    11.55       $     9.73   $    12.29   $    11.55
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                   (7.46%)        6.63%    15.50%+++          (7.50%)        6.67%    15.50%+++
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Ratios to Average Net Assets***

Expenses, net of waiver and reimbursement              2.34%        2.34%       1.65%*            2.34%        2.34%       1.67%*
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Expenses                                               2.83%        3.14%       3.37%*            2.82%        3.14%       3.37%*
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Investment income (loss)--net                          1.83%         .73%      (.03%)*            1.83%         .75%      (.03%)*
                                                  ==========   ==========   ==========       ==========   ==========   ==========

Supplemental Data

Net assets, end of period (in thousands)          $    8,660   $   11,534   $   10,663       $   37,232   $   44,292   $   34,403
                                                  ==========   ==========   ==========       ==========   ==========   ==========
Portfolio turnover of the Trust                       66.90%       50.00%       19.40%           66.90%       50.00%       19.40%
                                                  ==========   ==========   ==========       ==========   ==========   ==========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

     ++ Commencement of operations.

   ++++ Amount is less than $(.01) per share.

 ++++++ Based on average shares outstanding.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements                    BlackRock Real Investment Fund


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Real Investment Fund was renamed BlackRock Real Investment Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at November 30, 2006 was 85.5%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade-date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards
No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,245,467 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to the characterization of realized gains on certain debt instruments, swap agreements, and the reclassification of distributions. These reclassifications have no effect on net assets or net asset values per share.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (continued)        BlackRock Real Investment Fund


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Investment Adviser of the Trust and the Fund. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

Under the investment advisory agreements with the Fund from December 1, 2005 to June 15, 2006, MLIM received a fee at the annual rate of 1.00% of the average daily net assets of the Fund and contractually agreed to waive the Fund's management fee in the amount of the Fund's share of the management fee paid by the Trust. Effective June 16, 2006, the Fund entered into an administrative agreement with MLIM. The Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. As a result, the contractual waiver of the Trust's portion of the management fee was discontinued. Effective September 29, 2006, BlackRock Advisors, LLC became the administrator.

In addition, the Manager (and previously MLIM) has agreed to voluntarily waive the investment advisory fees and/or reimburse expenses in order to cap total expenses (excluding distribution fees and/or account maintenance fees ("service fees")) at 1.33%. The fees earned and waivers were as follows:


                                      Manager                  MLIM

Fees earned                           $63,371              $647,020
Waiver                                $31,928              $408,231


The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the year ended November 30, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI for the period September 30, 2006 to November 30, 2006, earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional               $      --     $      416        $    --
Investor A                  $  13,191     $  167,701        $    --



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (continued)        BlackRock Real Investment Fund


For the year ended November 30, 2006, MLPF&S received contingent deferred sales charges of $4,355 and $7,866 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $28 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to November 30, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                  $ 36
Investor A                                                     $123
Investor B                                                     $ 35
Investor C                                                     $130


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of MLIM, PSI, Merrill Lynch, FAMD, FDS, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions were $6,640,243 and $15,930,594 for the years ended November 30, 2006 and November 30, 2005, respectively.


Transactions in beneficial interest for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                1,150,740    $    12,392,997
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,083          2,403,265
                                      --------------    ---------------
Total issued                               1,376,823         14,796,262
Shares redeemed                          (1,338,472)       (14,155,346)
                                      --------------    ---------------
Net increase                                  38,351    $       640,916
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,159,874    $    14,285,155
Shares issued to shareholders in
   reinvestment of dividends                   8,062             87,793
                                      --------------    ---------------
Total issued                               1,167,936         14,372,948
Shares redeemed                            (584,467)        (7,175,057)
                                      --------------    ---------------
Net increase                                 583,469    $     7,197,891
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  631,418    $     6,701,348
Automatic conversion of shares                14,499            154,897
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             158,581          1,684,129
                                      --------------    ---------------
Total issued                                 804,498          8,540,374
Shares redeemed                            (517,953)        (5,324,468)
                                      --------------    ---------------
Net increase                                 286,545    $     3,215,906
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  487,075    $     5,946,383
Automatic conversion of shares                19,621            237,061
Shares issued to shareholders in
   reinvestment of dividends                   5,089             55,421
                                      --------------    ---------------
Total issued                                 511,785          6,238,865
Shares redeemed                            (410,076)        (4,981,361)
                                      --------------    ---------------
Net increase                                 101,709    $     1,257,504
                                      ==============    ===============



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (concluded)        BlackRock Real Investment Fund


Investor B Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  167,012    $     1,857,565
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             132,292          1,407,587
                                      --------------    ---------------
Total issued                                 299,304          3,265,152
                                      --------------    ---------------
Shares redeemed                            (333,683)        (3,425,582)
Automatic conversion of shares              (14,505)          (154,897)
                                      --------------    ---------------
Total redeemed                             (348,188)        (3,580,479)
                                      --------------    ---------------
Net decrease                                (48,884)    $     (315,327)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  318,856    $     3,929,559
Shares issued to shareholders in
   reinvestment of dividends                   1,630             17,783
                                      --------------    ---------------
Total issued                                 320,486          3,947,342
                                      --------------    ---------------
Shares redeemed                            (285,334)        (3,572,607)
Automatic conversion of shares              (19,653)          (237,061)
                                      --------------    ---------------
Total redeemed                             (304,987)        (3,809,668)
                                      --------------    ---------------
Net increase                                  15,499    $       137,674
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                1,519,631    $    16,472,768
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             530,170          5,635,707
                                      --------------    ---------------
Total issued                               2,049,801         22,108,475
Shares redeemed                          (1,826,184)       (19,009,727)
                                      --------------    ---------------
Net increase                                 223,617    $     3,098,748
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,673,853    $    20,280,854
Shares issued to shareholders in
   reinvestment of dividends                   6,648             72,532
                                      --------------    ---------------
Total issued                               1,680,501         20,353,386
Shares redeemed                          (1,053,157)       (13,015,861)
                                      --------------    ---------------
Net increase                                 627,344    $     7,337,525
                                      ==============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 was as follows:


                                      11/30/2006             11/30/2005

Distributions paid from:
   Ordinary income                    $   13,499,334    $       261,509
   Net long-term capital gains                59,347                 --
                                      --------------    ---------------
Total distributions                   $   13,558,681    $       261,509
                                      ==============    ===============


As of November 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $     3,247,982
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             3,247,982
Capital loss carryforward                                  (9,400,583)*
Unrealized losses--net                                    (1,602,696)**
                                                        ---------------
Total accumulated losses--net                           $   (7,755,297)
                                                        ===============

 * On November 30, 2006, the Fund had a net capital loss carryforward of $9,400,583, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post October capital losses for tax purposes and other book/tax differences.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Report of Independent Registered Public Accounting Firm

                                                 BlackRock Real Investment Fund


To the Shareholders and Board of Trustees of BlackRock Real Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Real Investment Fund (formerly Merrill Lynch Real Investment Fund) as of November 30, 2006, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended November 30, 2005 and the financial highlights for the year then ended and for the period March 26, 2004 (commencement of operations) to November 30, 2004, were audited by other auditors whose report, dated January 18, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Real Investment Fund as of November 30, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 24, 2007



Important Tax Information (unaudited)


During the fiscal year ended November 30, 2006, BlackRock Real Investment Fund distributed long-term capital gains of $.007995 per share to shareholders of record on December 22, 2005.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Portfolio Information                              Master Real Investment Trust


As of November 30, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds & Structured Notes                36.3%
Non-Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                     23.2
Government Agency Mortgage-Backed
  Securities                                      18.7
Asset-Backed Securities                           14.8
Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                      3.4
Government & Agency Obligations                    1.4
Other*                                             2.2

 * Includes portfolio holdings in short-term investments and options.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Schedule of Investments as of November 30, 2006                                                      Master Real Investment Trust

                                 Face
                               Amount    Asset-Backed Securities++                                                      Value
                         $    200,000    American Express Credit Account Master Trust Series 2002-1 Class A,
                                         5.43% due 9/15/2009 (a)                                                     $    200,052
                                         Ameriquest Mortgage Securities, Inc. (a):
                            1,000,000        Series 2004-IA1 Class M4, 6.82% due 9/25/2034                              1,008,911
                            1,500,000        Series 2004-R1 Class M2, 5.90% due 2/25/2034                               1,504,450
                              436,958    Amortizing Residential Collateral Trust Series 2002-BC3 Class M2,
                                         6.42% due 6/25/2032 (a)                                                          439,635
                              200,000    Bank One Issuance Trust Series 2002-A5 Class A5, 5.44% due 6/15/2010 (a)         200,237
                            1,000,000    Bear Stearns Asset Backed Securities, Inc. Series 2004-FR3 Class M2,
                                         6.49% due 10/25/2034 (a)                                                       1,015,156
                                         Countrywide Asset Backed Certificates (a):
                              584,061        Series 2003-2 Class M1, 6.02% due 6/26/2033                                  588,951
                            1,000,000        Series 2004-5 Class M2, 5.99% due 7/25/2034                                1,007,584
                            2,000,000        Series 2004-8 Class M1, 6.02% due 2/25/2035                                2,014,308
                            1,000,000        Series 2005-BC3 Class 2A3, 5.73% due 6/25/2035                             1,011,203
                              245,354        Series 2006-6 Class 2A1, 5.39% due 9/25/2036                                 245,361
                            2,000,000    Fremont Home Loan Trust Series 2004-3 Class M2, 6.02% due 11/25/2034 (a)       2,009,143
                              208,784    GSAA Home Equity Trust Series 2006-8N Class N1, 6% due 10/26/2036                206,696
                               77,754    Household Automotive Trust Series 2002-3 Class A4B, 5.66% due 5/18/2009 (a)       77,766
                              214,805    MSDWCC Heloc Trust Series 2003-2 Class A, 5.58% due 4/25/2016 (a)                215,158
                            1,000,000    Master Asset Backed Securities Trust Series 2004-HE1 Class M5, 6.67%
                                         due 9/25/2034 (a)                                                              1,015,612
                                1,978    Morgan Stanley ABS Capital I, Inc. Series 2004-NC1 Class A2, 5.69%
                                         due 12/27/2033 (a)                                                                 1,978
                                         Residential Asset Mortgage Products, Inc. (a):
                              500,000        Series 2004-RZ4 Class M3, 6.22% due 12/25/2034                               504,031
                              525,000        Series 2006-RS6 Class A2, 5.47% due 11/25/2036                               524,987
                               55,901    Wachovia Asset Securitization, Inc. Series 2003-HE1 Class A1, 5.61%
                                         due 3/25/2033 (a)                                                                 55,949
                              459,000    Wells Fargo Home Equity Trust Series 2004-2 Class M5, 6.57% due
                                         11/25/2033 (a)                                                                   470,078

                                         Total Asset-Backed Securities (Cost--$14,213,812)--16.0%                      14,317,246


Industry                                 Corporate Bonds & Structured Notes
Capital Markets--4.9%       5,000,000    Morgan Stanley & Co., 4.82% due 3/22/2007 (a)                                  4,385,180

Commercial Banks--11.6%     8,700,000    Barclays Bank Plc (Goldman Sachs Commodity Index Total Return
                                         Linked Notes), 5.39% due 9/13/2007 (b)(c)                                     10,368,363

Diversified Financial                    AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs
Services--22.9%                          Commodity Index Total Return Linked Notes) (c):
                            3,000,000        1.50% due 5/14/2007                                                        3,497,030
                            9,000,000        5.65% due 11/05/2007                                                      10,537,389
                              180,000    Goldman Sachs Group, Inc., 5.476% due 7/29/2008 (a)                              180,282
                            5,000,000    IXIS Financial Products, Inc., 5.126% due 10/29/2007 (a)                       4,822,950
                            1,000,000    Links Finance Corp. Series 55, 5.64% due 9/15/2010 (a)                           999,292
                              500,000    Sigma Finance Corp., 5.372% due 3/31/2014 (a)(b)(f)                              501,569
                                                                                                                       20,538,512

                                         Total Corporate Bonds & Structured Notes (Cost--$37,449,292)--39.4%           35,292,055


                                         Government & Agency Obligations
                            1,356,561    U.S. Treasury Inflation Indexed Bonds, 2.50% due 7/15/2016                     1,397,417

                                         Total Government & Agency Obligations (Cost--$1,365,120)--1.6%                 1,397,417


                                         Government Agency Mortgage-Backed Securities++
                                         Fannie Mae Guaranteed Pass-Through Certificates:
                            1,010,033        4.70% due 12/01/2012                                                         983,192
                              430,726        4.968% due 8/01/2035 (a)                                                     421,567
                            3,114,457        5.23% due 12/01/2012                                                       3,134,732
                              874,852        5.713% due 10/01/2036 (a)                                                    883,005
                            1,049,980        5.719% due 10/01/2036 (a)                                                  1,059,958
                              228,806        5.95% due 11/01/2011                                                         232,508
                            3,825,000        6.00% due 12/15/2036 (i)                                                   3,864,906
                              865,046        6.091% due 9/01/2036 (a)                                                     880,981


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Schedule of Investments (continued)                                                                  Master Real Investment Trust

                                 Face
                               Amount    Government Agency Mortgage-Backed Securities++                                 Value
                                         Fannie Mae Guaranteed Pass-Through Certificates (concluded):
                         $    471,177        6.83% due 1/01/2011                                                     $    482,753
                              246,506        7.367% due 10/01/2009                                                        256,173
                                         Freddie Mac Mortgage Participation Certificates:
                            1,302,777        4.804% due 9/01/2035 (a)                                                   1,293,481
                            1,050,000        5.752% due 11/01/2036 (a)                                                  1,058,114
                            1,775,000        5.95% due 10/01/2036                                                       1,797,223
                              473,693        6.029% due 9/01/2036 (a)                                                     478,851
                            1,350,000        6.045% due 10/01/2036                                                      1,367,719

                                         Total Government Agency Mortgage-Backed Securities
                                         (Cost--$18,202,623)--20.3%                                                    18,195,163

Collateralized Mortgage     2,332,226    Fannie Mae Trust Series 360 Class 2, 5.00% due 8/01/2035 (a)(g)                  525,345
Obligations--3.6%                        Freddie Mac Multiclass Certificates:
                               13,649        Series 1625 Class FG, 5.282% due 12/15/2008 (a)                               13,617
                            1,310,000        Series 3063 Class YB, 5.50% due 6/15/2026                                  1,323,044
                                         Ginnie Mae Trust (a)(g):
                            9,797,981        Series 2005-9 Class IO, 0.778% due 1/16/2045                                 517,209
                            7,900,068        Series 2005-76 Class IO, 0.882% due 9/16/2045                                447,735
                            7,915,910        Series 2005-90 Class IO, 0.912% due 11/16/2045                               430,942

                                         Total Government Agency Mortgage-Backed Securities--Collateralized
                                         Mortgage Obligations (Cost--$3,266,209)--3.6%                                  3,257,892


                                         Non-Government Agency Mortgage-Backed Securities++
Collateralized Mortgage       979,197    ABN AMRO Mortgage Corp. Series 2003-2 Class 2A1, 5.82% due 3/25/2018 (a)         978,301
Obligations--25.1%                       Banc of America Mortgage Securities (a):
                            1,097,404        Series 2004-C Class 2A1, 3.712% due 4/25/2034                              1,071,079
                            1,261,239        Series 2004-E Class 1A1, 3.504% due 6/25/2034                              1,249,791
                              488,006    Bear Stearns Alt-A Trust Series 2004-13 Class A1, 5.69% due 11/25/2034 (a)       488,048
                              706,872    Countrywide Alternative Loan Trust Series 2004-2CB Class 1A4, 5.72%
                                         due 3/25/2034 (a)                                                                708,915
                                         Countrywide Home Loan Mortgage Pass-Through Trust (a):
                              626,835        Series 2004-J2 Class A2, 5.82% due 3/25/2034                                 628,965
                            1,406,082        Series 2004-J7 Class 1A1, 5.77% due 8/25/2034                              1,407,827
                              579,164    First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2,
                                         5.77% due 6/25/2018 (a)                                                          582,037
                              550,000    GMAC Commercial Mortgage Securities, Inc. Series 2001-C1 Class B,
                                         6.67% due 4/15/2034                                                              584,245
                            1,872,479    GMAC Mortgage Corp. Loan Trust Series 2004-J2 Class A2, 5.82% due
                                         6/25/2034 (a)                                                                  1,878,475
                              228,549    Granite Mortgages Plc Series 2002-1 Class 1C, 6.674% due 4/20/2042 (a)           228,549
                              714,693    Harborview Mortgage Loan Trust Series 2006-11 Class A1A, 5.49% due
                                         12/19/2036 (a)                                                                   716,202
                              581,705    Homebanc Mortgage Trust Series 2005-4 Class A1, 5.59% due 10/25/2035 (a)         582,486
                            3,000,000    Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 5.92% due
                                         11/25/2034 (a)                                                                 3,010,497
                            1,318,587    Luminent Mortgage Trust Series 2005-1 Class A1, 5.58% due 11/25/2035 (a)       1,320,058
                                         Residential Accredit Loans, Inc. (a):
                            2,161,098        Series 2004-QS8 Class A4, 5.72% due 6/25/2034                              2,170,280
                              754,349        Series 2005-QS12 Class A8, 5.66% due 8/25/2035                               754,647
                              790,824        Series 2006-QA9 Class A1, 5.50% due 11/25/2036                               792,321
                                         Residential Funding Mortgage Security I (a):
                            2,185,010        Series 2003-S14 Class A5, 5.72% due 7/25/2018                              2,192,897
                            1,188,099        Series 2003-S14 Class A6, 5.72% due 7/25/2018                              1,190,170

                                         Total Non-Government Agency Mortgage-Backed Securities--Collateralized
                                         Mortgage Obligations (Cost--$22,497,702)--25.1%                               22,535,790


                           Beneficial
                             Interest    Short-Term Securities
                         $  2,226,213    BlackRock Liquidity Series, LLC Cash Sweep Series I, 5.26% (d)(e)              2,226,213

                                         Total Short-Term Securities (Cost--$2,226,213)--2.5%                           2,226,213




BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Schedule of Investments (continued)                                                                  Master Real Investment Trust

                            Number of
                        Contracts++++    Options Purchased                                                              Value
Call Options Purchased            1.4    Receive a fixed rate of 4.90% and pay a floating rate based on
                                         3-month LIBOR, expiring March 2007, Broker Deutsche Bank AG (h)             $     14,920

Put Options Purchased             1.4    Receive a fixed rate of 5.277% and pay a floating rate based on
                                         3-month LIBOR, expiring March 2007, Broker Deutsche Bank AG (h)                    3,965

                                         Total Options Purchased (Premiums Paid--$31,874)--0.0%                            18,885

                                         Total Investments (Cost--$99,252,845)--108.5%                                 97,240,661


                                         Options Written
Call Options Written              2.7    Receive a fixed rate of 5.29% and pay a floating rate based on
                                         3-month LIBOR, expiring October 2007, Broker Deutsche Bank AG (h)              (100,967)

Put Options Written               2.7    Pay a fixed rate of 5.29% and receive a floating rate based on
                                         3-month LIBOR, expiring October 2007, Broker Deutsche Bank AG (h)               (26,746)

                                         Total Options Written (Premiums Received--$118,800)--(0.1%)                    (127,713)

                                         Total Investments, Net of Options Written (Cost--$99,134,045*)--108.4%        97,112,948
                                         Liabilities in Excess of Other Assets--(8.4%)                                (7,511,470)
                                                                                                                   --------------
                                         Net Assets--100.0%                                                        $   89,601,478
                                                                                                                   ==============


   * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of November 30, 2006, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                  $    99,085,943
                                                     ===============
     Gross unrealized appreciation                   $     2,422,175
     Gross unrealized depreciation                       (4,395,170)
                                                     ---------------
     Net unrealized depreciation                     $   (1,972,995)
                                                     ===============


  ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

 (a) Floating rate security.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase.

 (d) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                   Net          Interest
     Affiliate                                   Activity        Income

     BlackRock Liquidity Series, LLC
       Cash Sweep Series I                     $(8,692,525)     $489,946


 (e) Represents the current yield as of November 30, 2006.

 (f) Restricted security as to resale, representing 0.6% of net assets, were as follows:


                                Acquisition
     Issue                          Date           Cost          Value

     Sigma Finance Corp.,
     5.372% due 3/31/2014        3/26/2004       $500,000       $501,569


 (g) Represents the interest only portion of a mortgage-backed obligation.

 (h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

 (i) Represents a "to-be-announced" transaction. The Trust has committed to purchasing and/or selling securities for which all specific information is not available at this time.

o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of November 30, 2006 were as follows:


     Number of                   Expiration        Face        Unrealized
     Contracts      Issue           Date          Value       Appreciation

       13        10-Year U.S.      March
                Treasury Bond       2007        $1,415,252     $   4,186



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Schedule of Investments (concluded)                Master Real Investment Trust


o Financial futures contracts sold as of November 30, 2006 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Depreciation

       50       Euro Dollar       December
                  Futures           2007         $11,910,213     $   (7,912)
       51      Two-Year U.S.        March
               Treasury Bond        2007         $10,444,646        (10,354)
      134     Five-Year U.S.        March
               Treasury Bond        2007         $14,157,528        (67,410)
                                                                 -----------
    Total Unrealized Depreciation--Net                           $  (85,676)
                                                                 ===========


o   Swaps outstanding as of November 30, 2006 were as follows:


                                                                  Unrealized
                                                  Notional      Appreciation
                                                   Amount     (Depreciation)

    Sold credit default protection on
    Fannie Mae and receive 0.18%

    Broker, Lehman Brothers Inc.
    Expires March 2010                           $1,000,000        $  4,319

    Sold credit default protection on
    Freddie Mac and receive 0.15%

    Broker, Lehman Brothers Inc.
    Expires June 2010                            $4,000,000          15,044

    Sold credit default protection on
    Fannie Mae and receive 0.48%

    Broker, Deutsche Bk AG London
    Expires June 2010                            $2,000,000          23,848

    Receive a fixed rate of 5.036%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Citibank N.A.
    Expires November 2010                        $4,000,000          26,483

    Receive a fixed rate of 5.085%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Deutsche Bk AG
    Expires November 2016                        $  601,724           5,312

    Sold credit default protection on
    Holmes Financing Plc Series 8
    Class 2C and receive 0.55%

    Broker, Deutsche Bank
    Securities Corporation
    Expires July 2040                            $2,000,000         (4,064)

    Sold credit default protection on
    Permanent Financing Plc Series 4
    Class 2C and receive 0.55%

    Broker, Deutsche Bank
    Securities Corporation
    Expires June 2042                            $2,000,000         (4,454)
                                                                  ---------
    Total                                                         $  66,488
                                                                  =========

    See Notes to Financial Statements.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statement of Assets and Liabilities                                                                  Master Real Investment Trust
As of November 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$96,994,758)                            $    94,995,563
       Investments in affiliated securities, at value (identified cost--$2,226,213)                                     2,226,213
       Options purchased, at value (premiums paid--$31,874)                                                                18,885
       Cash                                                                                                                46,802
       Unrealized appreciation on swaps                                                                                    75,006
       Receivables:
           Securities sold                                                                     $     6,027,557
           Interest                                                                                    416,152
           Contributions                                                                               119,492
           Paydowns                                                                                     45,713
           Swaps                                                                                         6,644          6,615,558
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   13,488
                                                                                                                  ---------------
       Total assets                                                                                                   103,991,515
                                                                                                                  ---------------

Liabilities

       Options written, at value (premiums received--$118,800)                                                            127,713
       Unrealized depreciation on swaps                                                                                     8,518
       Payables:
           Securities purchased                                                                     13,089,001
           Withdrawals                                                                               1,049,185
           Investment adviser                                                                           36,128
           Variation margin                                                                             29,232
           Options purchased                                                                            13,067
           Other affiliates                                                                                931         14,217,544
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              36,262
                                                                                                                  ---------------
       Total liabilities                                                                                               14,390,037
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    89,601,478
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $    91,637,577
       Unrealized depreciation--net                                                                                    (2,036,099)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    89,601,478
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statement of Operations                                                                              Master Real Investment Trust

For the Year Ended November 30, 2006
Investment Income

       Interest (including $489,946 from affiliates)                                                              $     4,561,299
                                                                                                                  ---------------
       Total income                                                                                                     4,561,299
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       548,888
       Accounting services                                                                             113,391
       Professional fees                                                                                43,322
       Custodian fees                                                                                   17,273
       Trustees' fees and expenses                                                                      16,836
       Pricing fees                                                                                     10,371
       Printing and shareholder reports                                                                  1,766
       Other                                                                                            11,576
                                                                                               ---------------
       Total expenses                                                                                                     763,423
                                                                                                                  ---------------
       Investment income--net                                                                                           3,797,876
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (9,089,264)
           Financial futures contracts and swaps--net                                                  106,195
           Options written--net                                                                       (78,110)        (9,061,179)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (1,761,398)
           Financial futures contracts and swaps--net                                                 (52,027)
           Options written--net                                                                         52,849        (1,760,576)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (10,821,755)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (7,023,879)
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Statements of Changes in Net Assets                                                                  Master Real Investment Trust
                                                                                                       For the Year Ended
                                                                                                          November 30,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     3,797,876    $     2,228,733
       Realized gain (loss)--net                                                                   (9,061,179)         13,477,189
       Change in unrealized appreciation/depreciation--net                                         (1,760,576)        (8,614,688)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                             (7,023,879)          7,091,234
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  49,004,105         64,720,931
       Fair value of withdrawals                                                                  (58,535,826)       (41,636,849)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital transactions                     (9,531,721)         23,084,082
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (16,555,600)         30,175,316
       Beginning of year                                                                           106,157,078         75,981,762
                                                                                               ---------------    ---------------
       End of year                                                                             $    89,601,478    $   106,157,078
                                                                                               ===============    ===============

       See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Financial Highlights                                                                                 Master Real Investment Trust


                                                                                                                 For the Period
                                                                                   For the Year Ended           March 26, 2004++
The following ratios have been derived from                                           November 30,              to November 30,
information provided in the financial statements.                                 2006               2005             2004
Total Investment Return

       Total investment return                                                      (5.92%)              8.26%           16.20%**
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                         .70%               .73%              .68%*
                                                                            ===============    ===============    ===============
       Expenses                                                                        .70%               .73%              .73%*
                                                                            ===============    ===============    ===============
       Investment income--net                                                         3.46%              2.37%              .95%*
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $        89,601    $       106,157    $        75,982
                                                                            ===============    ===============    ===============
       Portfolio turnover                                                            66.90%             50.00%             19.40%
                                                                            ===============    ===============    ===============

      * Annualized.

     ** Aggregate total investment return.

     ++ Commencement of operations.

        See Notes to Financial Statements.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements                      Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC markets are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Valuation of other short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities held by the Trust, which are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (continued)          Master Real Investment Trust


* Hybrid instruments--The Trust may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are OTC contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (continued)          Master Real Investment Trust


loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Trust's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the investors in the Trust approved a new Investment Advisory Agreement for the Trust, with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the investment adviser. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. In addition, the Manager has entered into Sub-Advisory Agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each Sub-Advisor for services it provides a fee equal to 37% of the management fee paid by the Trust to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or its affiliates. Pursuant to that order, the Trust has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as MLIM, LLC, an affiliate of MLIM, and MLIM, LLC was the Trust's securities lending agent. BIM may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Notes to Financial Statements (concluded)          Master Real Investment Trust


For the year ended November 30, 2006, the Trust reimbursed MLIM and the Manager $2,253 and $356 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended November 30, 2006 were $78,422,911 and $66,825,042, respectively.

Transactions in call options written for the year ended November 30, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of year                              12     $       18,700
Options written                                  2.7             59,400
Options closed                                   (7)           (13,700)
Options expired                                  (5)            (5,000)
                                      --------------     --------------
Outstanding call options written,
   end of year                                   2.7     $       59,400
                                      ==============     ==============

 * One contract represents a notional amount of $1,000,000.


Transactions in put options written for the year ended November 30, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received
Outstanding put options written,
   beginning of year                            17.8     $      126,675
Options written                                  2.7             59,400
Options closed                                 (17.8)         (126,675)
                                      --------------     --------------
Outstanding put options written,
   end of year                                   2.7     $       59,400
                                      ==============     ==============

 * One contract represents a notional amount of $1,000,000.


4. Short-Term Borrowings:
Effective November 22, 2006, the Trust, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Trust's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended November 30, 2006.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Report of Independent Registered Public Accounting Firm

                                                   Master Real Investment Trust


To the Investors and Board of Trustees
of Master Real Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Real Investment Trust as of November 30, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended November 30, 2005 and the financial highlights for the year then ended and for the period March 26, 2004 (commencement of operations) to November 30, 2004, were audited by other auditors whose report, dated January 18, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Real Investment Trust as of November 30, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 24, 2007



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by Each Board

The following disclosure appeared in the May 31, 2006 Semi-Annual Report of the Fund and the Trust and is the discussion referred to in "New BlackRock Sub-Advisory Agreements - Matters Considered by Each Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of Merrill Lynch Real Investment Fund and the Board of Trustees of Master Real Investment Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year each Board performed a full annual review of the investment advisory agreement under which the Investment Adviser currently provides advisory services (the "Current Investment Advisory Agreement") as required by the 1940 Act, and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in May 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust. Each Board considered BlackRock's advice as to proposed changes in portfolio management personnel of the Trust after the closing of the Transaction.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund/ Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Trust's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with FAM's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's and Trust's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and Trust.

Conclusion--After the independent trustees of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreement, the Trust's Board, including the independent trustees, also considered a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund or Trust expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



In making its approval at the May in-person meeting, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, each entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.




Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreements--Matters Considered by Each Board

At an in-person meeting held on August 24 - 25, 2006, the Board of the Fund and the Board of the Trust, including the independent trustees, discussed and approved the sub-advisory agreements between BlackRock Advisors and each of BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, each an affiliate (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 37% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreements, the Boards noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Trust and for oversight of the Fund's and the Trust's operations and administration. Under each BlackRock Sub-Advisory Agreement, each Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, each Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive 37% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board of the Fund and the entire Board of the Trust, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Officers and Trustees
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund/Trust     Served    Principal Occupation(s) During Past 5 Years       Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and Trustee    present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,                                     Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock Executive
Age: 52                                        Committee since 2006; President of the funds
                                               advised by Merrill Lynch Investment Managers, L.P.
                                               ("MLIM") and its affiliates ("MLIM/FAM-advised
                                               funds") from 2005 to 2006; President and Chief
                                               Investment Officer of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000 to
                                               2001 and Senior Vice President from 1999 to 2001;
                                               President and Director of Princeton Services, Inc.
                                               ("Princeton Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer of
                                               OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment
   Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
   Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Trustees.




Independent Trustees*


David O. Beim**       Trustee        2004 to   Professor of Finance and Economics at the         17 Funds       None
P.O. Box 9095                        present   Columbia University Graduate School of            24 Portfolios
Princeton,                                     Business since 1991; Chairman of Outward
NJ 08543-9095                                  Bound USA from 1997 to 2001; Chairman
Age: 66                                        of Wave Hill Inc., since 1990; Trustee of
                                               Phillips Exeter Academy from 2002 to present.


James T. Flynn        Trustee        2004 to   Chief Financial Officer of JP Morgan & Co.,       17 Funds       None
P.O. Box 9095                        present   Inc. from 1990 to 1995 and an employee of         24 Portfolios
Princeton,                                     JP Morgan in various capacities from 1967
NJ 08543-9095                                  to 1995.
Age: 67


W. Carl Kester        Trustee        2004 to   Deputy Dean for Academic Affairs, Harvard         17 Funds       None
P.O. Box 9095                        present   Business School since 2006; Mizuho Financial      24 Portfolios
Princeton,                                     Group, Professor of Finance, Harvard Business
NJ 08543-9095                                  School; Unit Head, Finance in 2005 - 2006;
Age: 54                                        Senior Associate Dean and Chairman of the
                                               MBA Program of Harvard Business School, 1999
                                               to 2005; Member of the faculty of Harvard
                                               Business School since 1981; Independent
                                               Consultant since 1978.


Karen P. Robards***   Trustee        2004 to   President of Robards & Company, a financial       17 Funds       AtriCure, Inc.
P.O. Box 9095                        present   advisory firm since 1987; formerly an investment  24 Portfolios  (medical
Princeton,                                     banker with Morgan Stanley for more than ten                     devices)
NJ 08543-9095                                  years; Director of Enable Medical Corp. from
Age: 56                                        1996 to 2005; Director of AtriCure, Inc. since
                                               2000; Director of the Cooke Center for Learning
                                               and Development, a not-for-profit organization,
                                               since 1987.


    * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

   ** Chairman of the Audit Committee.

  *** Chair of the Board of Trustees.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Officers and Trustees (concluded)

                     Position(s)  Length of
                     Held with    Time
Name, Address & Age  Fund/Trust   Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke      Vice         1999 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011        President    present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,           and                     in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011        Treasurer               thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 46


Jeffrey Hiller       Fund Chief   2004 to    Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011        Compliance   present    Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,           Officer                 Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                      Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                             Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                             Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                             Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino  Secretary    2004 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
P.O. Box 9011                     present    to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                   from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD") and
NJ 08543-9011                                Princeton Services from 2004 to 2006.
Age: 46


* Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

    * See the prospectus for information on specific limitations on investments in the fund.

   ++ Mixed asset fund.

  +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK REAL INVESTMENT FUND                                NOVEMBER 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           BlackRock Real Investment Fund
           (a) Audit Fees -     Fiscal Year Ending November 30, 2006 - $6,600
                                Fiscal Year Ending November 30, 2005 - $6,500

           (b) Audit-Related Fees -
                                Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending November 30, 2006 - $6,000
                                Fiscal Year Ending November 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           Master Real Investment Trust
           (a) Audit Fees -     Fiscal Year Ending November 30, 2006 - $31,000
                                Fiscal Year Ending November 30, 2005 - $31,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending November 30, 2006 - $0
                                Fiscal Year Ending November 30, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending November 30, 2006 - $9,200
                                Fiscal Year Ending November 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending November 30, 2005 - $0
                                Fiscal Year Ending November 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending November 30, 2006 - $3,138,117
               Fiscal Year Ending November 30, 2005 - $5,700

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Real Investment Fund and Master Real Investment Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Real Investment Fund and Master Real Investment Trust


Date: January 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Real Investment Fund and Master Real Investment Trust


Date: January 29, 2007


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Real Investment Fund and Master Real Investment Trust


Date: January 29, 2007